UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 30, 2018 (August 28, 2017)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 1.01    Entry into a Material Definitive Agreement

Entry into New Term Loan for Connecticut Water Service, Inc.

As previously reported, on June 29, 2009, Connecticut Water Service, Inc. (the “Company”) and CoBank, ACB, a federally chartered instrumentality of the United States (“CoBank”) entered into a Master Loan Agreement, as amended on January 1, 2012 (the “Agreement”).

Pursuant to the Agreement, the Company has previously delivered to CoBank a Note and Single Advance Term Loan Supplement, with a maturity date of January 20, 2027 (the “Outstanding Promissory Note”). As of June 30, 2017, the aggregate principal balance due under the Company’s Outstanding Promissory Note pursuant to the Agreement was $12,903,000.

On August 28, 2017, the Company executed and delivered to CoBank a new Promissory Note and Supplement (2017 Single Advance Term Loan) (the “2017 Promissory Note”). On the terms and subject to the conditions set forth in the 2017 Promissory Note issued pursuant to the Agreement, CoBank agreed to make a term loan (the “Loan”) to the Company in the principal amount of $15,000,000, as follows:

Promissory Note	Principal Amount	Maturity Date
Promissory Note and Supplement (2017 Single Advance Term Loan) No. RX0785T3	$15,000,000	Aug. 20, 2037

Under the 2017 Promissory Note, the Company will pay interest on the Loan at a fixed rate of 4.15% per year through the maturity date of the Loan.

CWS intends to use the proceeds of the above described Loan from CoBank to repay certain indebtedness owed by the Company under its lines of credit and for working capital purposes.

The above summary of the material terms of the Agreement and the 2017 Promissory Note is qualified in its entirety by reference to: (1) the Agreement, dated as of June 29, 2009, and amended as of January 1, 2012, and (2) the 2017 Promissory Note dated as of August 28, 2017. The Agreement, as amended, has previously been filed. The 2017 Promissory Note is attached hereto as Exhibit 10.3 and is hereby incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference in response to this Item 2.03.

Item 8.01    Other Events

On June 15, 2017, the Company’s wholly owned subsidiary, The Connecticut Water Company entered into a First Amendment to Master Loan Agreement with CoBank.

A copy of the First Amendment is attached hereto as Exhibit 10.4 and is hereby incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

The following documents are filed herewith as exhibits hereto:

(d)    Exhibits

10.1
Master Loan Agreement between Connecticut Water Service, Inc. and CoBank, ACB, dated June 29, 2009 incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 2, 2009.

10.2
Amendment to Master Loan Agreement by and between Connecticut Water Service, Inc. and CoBank, ACB, dated as of January 1, 2012, incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 3, 2012.

10.3	Promissory Note and Supplement (2017 Single Advance Term Loan) between Connecticut Water Service, Inc. and CoBank, ACB, dated as of August 28, 2017, is filed herewith.
10.4	First Amendment to Master Loan Agreement between The Connecticut Water Company and CoBank, ACB, dated as of June 15, 2017, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: August 30, 2017	By: /s/ David C. Benoit David C. Benoit Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Master Loan Agreement between Connecticut Water Service, Inc. and CoBank, ACB, dated June 29, 2009 incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 2, 2009.

10.2
Amendment to Master Loan Agreement by and between Connecticut Water Service, Inc. and CoBank, ACB, dated as of January 1, 2012, incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 3, 2012.

10.3	Promissory Note and Supplement (2017 Single Advance Term Loan) between Connecticut Water Service, Inc. and CoBank, ACB, dated as of August 28, 2017, is filed herewith.
10.4	First Amendment to Master Loan Agreement between The Connecticut Water Company and CoBank, ACB, dated as of June 15, 2017, is filed herewith.